November 1997



Dear Shareholders:

We are pleased to provide you with this unaudited Semi-Annual Financial Report for the IMG Mutual Funds for the period ended October 31, 1997. Please remember that historical performance information is provided since July 7, 1995. Many of the Fund's investment relationships were begun prior to that formal registration.

For the semi-annual period ended October 31, 1997, the IMG Core Stock Fund captured over 85 percent of the market's 15 percent advance. The Fund's slight underperformance primarily relates to a repositioning of the equity portfolio at the beginning of the period to take advantage of changing markets.

The IMG Bond Fund's return was equal to the market for the period. As interest rates remained relatively stable throughout the semi-annual period, there was little opportunity to outperform.

Our investment strategy continues to be cautiously optimistic for both markets. Our inflation outlook is positive, creating a strong longer-term performance environment for both stocks and bonds. In the near term, performance may be a bit more volatile as fairly valued markets react to the inevitable release of some elements of negative information in the short run.

I invite you to review the investment commentary provided elsewhere in this report by the respective portfolio managers. In closing, we appreciate your support of and investment in the IMG Mutual Funds. If you have any additional questions, please contact me personally.

Sincerely,




Mark A. McClurg
President, IMG Mutual Funds, Inc.
Senior Managing Director
Investors Management Group

                               IMG CORE STOCK FUND

For the six-month period ended October 31, 1997, the IMG Core Stock Fund increased in value with Institutional, Select and Advisor shares achieving total returns of 13.06 percent, 12.93 percent, and 12.59 percent, respectively. For the same period, the S&P 500 Index generated a total return of 15.16 percent.

Stock returns were robust during spring and early summer but became volatile during late summer and early fall. Stocks suffered a pullback during August due to renewed inflation fears sparked by stronger-than-expected U.S. economic growth. After recovering most of the loss in September, stocks declined sharply in October in response to dramatic stock market declines in Southeast Asia. However, the strong gains achieved in the first half of the period easily offset the declines that occurred during the second half, resulting in double-digit gains for the full six-month period.

During the period, the U.S. stock market was led by financials, consumer cyclicals, commercial services, energy, healthcare and technology. These sectors benefited as investors rotated to cyclical industry groups in the belief that the stronger-than-expected economic growth that emerged during the summer offered the opportunity to buy increasing earnings growth at cheaper valuations. Lagging sectors included basic materials, consumer staples, utilities, capital goods and transportation. Large capitalization, economically defensive stocks particularly underperformed during the summer due to profit warnings from several high profile, multinational companies in response to lower revenues caused by the strong U.S. dollar.

As you may recall, I rejoined Investors Management Group at the end of April. Since that time, we have significantly repositioned the IMG Core Stock Fund. We have broadened the diversification of the portfolio among a larger number of stocks and industry groups, we have raised the beta of the portfolio so it will participate more consistently in market advances, and we have increased the portfolio's exposure to high-quality, large capitalization stocks that exhibit consistent and reliable earnings growth. We strengthened the portfolio's stock holdings by selling stocks with weaker business fundamentals and replacing them with fundamentally stronger stocks that have a higher probability of meeting earnings expectations over the long run. We also eliminated the portfolio's exposure to electric utility stocks and significantly increased exposure to technology and capital goods.

The Fund underperformed modestly during the six-month period, primarily because cyclical and low quality stocks dramatically outperformed during the month of July on signs of stronger-than-expected economic growth. We were underweighted in cyclical stocks due to our belief that economic growth will remain moderate. This was not the case in July and August when economic conditions became much stronger than expected. However, the surge in cyclical stocks peaked in September as the economy began to show signs of slowing. Likewise, the IMG Core Stock Fund, which holds more noncyclical and higher quality stocks, has outperformed the S&P 500 Index since the end of July. For the three-month period ended October 31, 1997, Institutional, Select and Advisor shares declined 3.01 percent, 3.06 percent and 3.12 percent, respectively, versus a decline of 3.76 percent for the S&P 500 Index.

Going forward, our strategy will focus on companies that possess strong or improving business fundamentals combined with earnings that are growing faster than the broad stock market. We believe corporate earnings growth will slow in 1998 which should create opportunities for high-quality companies that exhibit steady and predictable above-market growth rates to outperform. We favor consumer staples, health care, and financials. We also favor technology but believe it is important to be selective as some stocks in the group are fully valued after strong price gains in July. Although recent events in Southeast Asia have increased stock market volatility, our longer-term outlook for U.S. stocks remains constructive. Most likely, the financial crisis in the Pacific Rim will slow U.S. economic growth by less than one percent in 1998. While this development has initially shaken the U.S. stock market, we do not believe the slowdown will be enough to precipitate a bear market. The fundamentals of moderate economic growth, stable interest rates, and low inflation, which have been supporting the bull market for the last several years, are still in tact.

As always, we will continue to watch for signs that would suggest this positive environment may be changing. Earnings growth is slowing but should be in the upper single digit percentage range for 1998. This suggests that stock returns will most likely continue to be positive but may be closer to the stock market's long-run historical average return of approximately 10 percent.

We are pleased that the IMG Core Stock Fund now represents a well-diversified portfolio of quality companies which possess strong business fundamentals. During the last six months, the Fund's compartive returns with the S&P 500 Index have increasingly become more competitive, particulary during the last three months of the period when the Fund outperformed the S&P 500. We are confident the portfolio is favorably positioned and believe the strengthening momentum of the Fund will continue into 1998.

Thank you for your continued support and investment in the IMG Core Stock Fund.




JAMES T. RICHARDS
PORTFOLIO MANAGER

                                  IMG BOND FUND


For the six-month period ended October 31, 1997, the IMG Bond Fund increased in value with Select and Institutional shares achieving total returns of 6.93 percent and 7.04 percent, respectively. Returns of both classes of shares were near the Lehman Aggregate Bond Index return of 7.09 percent.

The combination of moderate growth and mild inflation has allowed bond yields to decline by 0.75 percent during the last six months. Real GDP has exceeded 3.0 percent in each of the last four quarters. Inflation, meanwhile, has trended lower, with core CPI up only 2.20 percent over last year.

The secular outlook for continued mild inflation is quite good. The implementation of technology increases the efficiency of businesses. A global marketplace creates greater price competition. More industries are being deregulated. Policy officials around the globe are focused on inflation.

Cyclical pressures, however, are beginning to become evident. Expansions typically end when the economy grows at an above-trend pace, pressuring resources, fueling rising costs, reducing profit margins, and eventually leading to inflation. Resource constraints and price pressures are beginning to emerge. Industrial capacity utilization recently reached 84.40 percent and has been slowly rising all year. The National Association of Purchasing Managers price index has risen to 55.90 from 40 over the last eighteen months.

The primary resource constraint at present is the supply of labor. As the unemployment rate has declined to below 5.0 percent, wages have begun to climb. Average hourly earnings have risen 4.2 percent over the past year, nearly double the rate of inflation.

Monetary growth has also been robust. M2 has grown at a 5.0 percent pace over the last year, while M3 is growing over 8 percent. Inflation often climbs during periods of excessive monetary growth.

Inflation has managed to stay benign in spite of tightening labor markets and strong monetary growth due to a variety of offsetting factors. Of particular significance is the rise in the U.S. dollar versus foreign currencies. A strengthening dollar lowers the costs of import goods in dollar terms. Import prices are down 4 percent over last year. The rise in the dollar has shaved 0.50 percent off the CPI.

The secular outlook for bond investors is positive, as the spread between long-term interest rates and underlying inflationary trends is historically significant. In the near term, however, cyclical pressures may push long-term bond yields higher. Therefore, we have reduced the duration of the IMG Bond Fund to neutral versus the Lehman Aggregate Bond Index.

Along the yield curve, the magnitude of near-term interest rate shifts may be most pronounced on shorter maturities, since all fears of further Federal Reserve rate hikes are currently priced out of the market. Three-month and six-month Treasury bills yield less than federal funds. The two-year Treasury is less than 1/4 percent above the federal funds rate, historically low in periods when the Fed is in a tightening mode.

Corporate bond yield spreads were narrow during most of the period. Greater concern about earnings near the end of October caused yield spreads to widen slightly. We continue to utilize taxable municipal bonds as an alternative to corporate bonds.


Yield spreads on mortgage-backed securities widened during the quarter. Refinancing began to increase as mortgage rates fell below 7.50 percent. We took advantage of this opportunity to increase exposure to this sector to near a neutral weighting.

In summary, the secular outlook for bond investors is positive. The difference between long-term interest rates and the underlying trend of inflation is historically significant and secular forces are disinflationary. The near-term outlook is more cautious due to cyclical economic pressures. Therefore, we have reduced the duration of the portfolio to neutral versus the benchmark and increased the weighting to mortgage-backed securities to near neutral.




KATHRYN D. BEYER, CFA                       JEFFREY D. LORENZEN, CFA
PORTFOLIO MANAGER                           PORTFOLIO MANAGER

                             IMG MUTUAL FUNDS, INC.
                                MANAGEMENT TEAM


KATHRYN D. BEYER, CFA, MANAGING DIRECTOR-Ms. Beyer is a fixed income strategist. Prior to joining IMG, she was the Director of Mortgage-Backed Securities for Central Life Assurance Company with the responsibility of managing two portfolios which comprised 20 percent of the company's assets. Prior to her promotion, Kathy was a Senior Fixed Income Analyst. In this position, she performed research and analysis of corporate bonds and mortgage-backed securities and formulated specific investment strategies for the company's total fixed income portfolio of $2 billion. She received her M.B.A. from Drake
University and her B.S. from Iowa State University. Kathy is a Chartered Financial Analyst.

JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR-Mr. Lorenzen serves as a fixed income strategist and portfolio manager for discretionary and nondiscretionary fixed income portfolios. Prior to joining IMG, he served as a Senior Analyst for The Statesman Group, responsible for the analytical and management functions under both the corporate and mortgage-backed portfolios which totaled over $3 billion. Jeff received his M.B.A. degree from Drake University and his B.B.A. degree from the University of Iowa. He is a Chartered Financial Analyst, and an active member of the Association for Investment Management and Research, where he serves as a CFA exam grader and a member of the Council of Examiners. He also serves as the Vice President of the Iowa Society of Financial Analysts.

JAMES T. RICHARDS, MANAGING DIRECTOR-Mr. Richards is IMG's equity strategist. He returned to IMG in 1997, after leaving the firm for one year to head the trust investment division of Brenton Bank. At Brenton, he directed the investment strategy for all discretionary assets under management which totaled over $500 million. James served as Managing Director - Equity Strategist for IMG from 1991 to 1995. He originally joined IMG to expand the firm's equity management effort. Prior to IMG, he served as Managing Director - Equity Strategist for SCI Capital Management, a Cedar Rapids, Iowa investment management firm. He received his M.B.A. from the University of Iowa and his B.A. from Coe College.

                               IMG CORE STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1997

       SHARE/
       PAR VALUE           DESCRIPTION                                                      VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK (97.09%)
Utilities (4.71%)
          4,000            Ameritech Corp.                                             $   260,000
          4,174            Bell Atlantic Corp.                                             331,242
                                                                                       -----------
                                                                                           591,242
                                                                                       -----------
Financials (19.49%)
          2,606            Aegon N.V.                                                      207,176
          7,300            Ambac, Inc.                                                     308,425
          1,300            American International Group                                    132,681
          4,140            Banc One Corp.                                                  215,798
          4,600            Chubb Corp.                                                     304,750
          6,100            Freddie Mac                                                     231,038
          3,300            J.P. Morgan & Co.                                               362,175
          4,600            Key Corporation                                                 281,463
          3,000            Nationsbank Corp.                                               179,625
          6,000            Providian Financial Corp.                                       222,000
                                                                                       -----------
                                                                                         2,445,131
                                                                                       -----------
Consumer Staples (25.96%)
          8,600            Abbott Laboratories                                             527,286
          8,200            Albertson's, Inc.                                               302,375
          2,700            American Home Products                                          200,138
          4,700            Anheuser-Busch Co., Inc.                                        187,706
          2,400            Baxter International, Inc.                                      111,000
          3,300            Bristol-Myers Squibb Co.                                        289,575
          5,800            Conagra, Inc.                                                   174,725
          1,800            Gillette Co.                                                    160,313
          3,500            Johnson & Johnson                                               200,813
          2,500            Merck & Co., Inc.                                               223,125
          7,100            Newell Company                                                  272,463
          3,700            Pepsico, Inc.                                                   136,206
          2,000            Procter & Gamble Co.                                            136,000
          3,600            Sara Lee Corp.                                                  184,050
          2,700            Schering-Plough Corp.                                           151,369
                                                                                       -----------
                                                                                         3,257,144
                                                                                       -----------
Consumer Services (2.31%)
          2,000            Walt Disney Co.                                                 164,500
          2,800            McDonald's Corp.                                                125,475
                                                                                       -----------
                                                                                           289,975
                                                                                       -----------
Consumer Cyclicals (7.49%)
          4,500            Alliedsignal, Inc.                                              162,000
          4,800            Brunswick Corp.                                                 162,000
          2,800            Corning, Inc.                                                   126,350
          9,900            Genuine Parts Co.                                               309,994
          1,400            Goodyear Tire & Rubber Co.                                       87,675
          1,650            Home Depot, Inc.                                                 91,781
                                                                                       -----------
                                                                                           939,800
                                                                                       -----------
Technology (14.79%)
          2,400            Adaptec, Inc.                                                   116,250
          1,800            Ascend Communications, Inc.                                      48,600
          2,000            Grainger (W.W.), Inc.                                           174,874
          2,700            Honeywell, Inc.                                                 183,769
          2,800            Intel Corp.                                                     215,600
          1,700            Microsoft Corp.                                                 221,000
          2,300            Minnesota Mining & Manufacturing Co.                            210,450
          1,700            Motorola, Inc.                                                  104,975
          3,750            Oracle Corporation                                              134,180
          2,000            Parametric Technology Corp.                                      88,250
          2,700            Pitney Bowes, Inc.                                              214,144
          2,500            TRW, Inc.                                                       143,125
                                                                                       -----------
                                                                                         1,855,217
                                                                                       -----------
Capital Goods (5.93%)
          2,200            Emerson Electric Co.                                            115,363
          5,500            General Electric                                                355,094
          2,300            Illinois Tool Works                                             113,131
          2,300            United Technologies Corp                                        161,000
                                                                                       -----------
                                                                                           744,588
                                                                                       -----------
Energy (5.34%)
          1,500            Atlantic Richfield Co.                                          123,469
          1,500            Chevron Corp.                                                   124,406
          4,300            Exxon Corp.                                                     264,181
          1,800            Schlumberger, LTD.                                              157,500
                                                                                       -----------
                                                                                           669,556
                                                                                       -----------
Basic Industries (11.07%)
           5,500           Avery Dennison Corp.                                            218,968
           4,200           Dupont (EI) De Nemours                                          238,875
           4,300           Great Lakes Chemical                                            202,100
           6,800           Kimberly-Clark Corp.                                            353,175
           6,600           Sherwin Williams Co.                                            183,150
           5,500           Sigma-Aldrich                                                   193,188
                                                                                       -----------
                                                                                         1,389,456
                                                                                       -----------
                           Total Common Stocks                                          12,182,109
                           (Cost $10,557,984)                                          -----------

CASH EQUIVALENTS (2.90%)
        133,000            Emerson Electric Commercial Paper, 11/03/97                     132,961
        231,000            Merrill Lynch Commercial Paper, 11/03/97                        230,927
                                                                                       -----------
                           Total Cash Equivalents                                          363,888
                           (Cost $363,831)                                             -----------

                           TOTAL INVESTMENTS IN SECURITIES (99.99%)
                           (Cost $10,921,815)                                           12,545,997
                                                                                       -----------

                           Other Assets and Liabilities, Net (0.01%)                         1,120
                                                                                       -----------

                           NET ASSETS 100.00%                                          $12,547,117
                                                                                       ===========

Based on the cost of investments of $10,921,815 for federal income tax purposes at October 31, 1997, the aggregate gross unrealized appreciation was $1,962,734, the aggregate gross unrealized depreciation was $338,552, and the net unrealized appreciation was $1,624,182.

See notes to financial statements.

                                  IMG BOND FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1997

          SHARE/
       PAR VALUE           DESCRIPTION                                                      VALUE
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.80%)
Government Agencies (1.30%)
         20,000            FNMA Medium Term Note, 7.46%, 11/14/97                       $   20,011
         62,500            Government Export Trust, 4.85%, 11/01/97                         62,746
                                                                                        ----------
                                                                                            82,757
                                                                                        ----------
U.S. Treasury Bonds (3.94%)
        225,000            U.S. T-Bond, 7.25%, 05/15/16                                    250,933
                                                                                        ----------

U.S. Treasury Notes (1.56%)
        100,000            U.S. Treasury Note, 5.13%, 12/31/98                              99,474
                                                                                        ----------

                           Total Government Securities                                     433,164
                           (Cost $412,839)                                              ----------

CORPORATE BONDS (30.14%)
        210,000            Analog Devices, 6.63%, 03/01/00                                 210,000
         75,000            Citizens Utility Co., 6.80%, 08/15/26                            77,063
         75,000            Dayton Hudson, 10.00%, 12/01/00                                  82,687
        205,000            GMAC, 8.88%, 06/01/10                                           243,438
        130,000            Hubco, Inc., 7.75%, 01/15/04                                    134,550
         75,000            Hydro-Quebec, 8.25%, 01/15/27                                    85,688
        165,000            Lehman Brothers, 8.05%, 01/15/19                                179,231
        183,000            Manitoba, 7.75%, 07/17/16                                       204,045
        225,000            Naples, City of, Italy, 7.52%, 07/15/06                         234,522
        185,000            Nova Scotia, 8.25%, 11/15/19                                    216,681
        250,000            WMX Tech., 6.65%, 05/15/05                                      253,750
                                                                                        ----------
                           Total Corporate Bonds                                         1,921,655
                           (Cost $1,856,310)                                            ----------

TAXABLE MUNICIPAL BONDS (26.61%)
        230,000            Berry Creek Met Dist, CO, 7.05%, 12/01/03                       229,713
        125,000            Cottonwood County, MN, 7.40%, 02/01/01                          127,967
        125,000            Fulton, MO Import Taxable, 7.60%, 07/01/11                      131,875
         70,000            IA Lakes Community College, 7.50%, 06/01/05                      72,100
        155,000            Manteca, CA Financial Authority, 6.63%, 09/15/99                156,550
        155,000            New Orleans, LA Hsg. Dev., 8.00%, 12/01/03                      159,069
         65,991            Oregon Department of Transportation, 9.00%, 06/15/00             68,345
        175,000            Portland, OR, 7.63%, 12/01/01                                   174,125
         90,000            Prairie Du Chien, WI, Redevelopment Authority,
                                        7.60%, 04/01/05                                     93,375
        100,000            Prairie Du Chien, WI, Redevelopment Authority,
                                        7.63%, 04/01/06                                    102,875
        150,000            St. Paul, MN Port Authority, 6.65%, 09/01/99                    151,688
         50,000            Texas St. G.O. Taxable, 8.70%, 12/01/09                          56,938
        165,000            Washington St. Housing, 7.65%, 01/01/04                         171,394
                                                                                        ----------
                           Total Taxable Municpal Bonds                                  1,696,014
                           (Cost $1,647,322)                                            ----------

MORTGAGE-BACKED SECURITIES (34.40%)
Collateralized Mortgage Obligations (14.39%)
         61,172            Chase Mtge. Finance Corp, 5.75%, 04/25/09                        60,739
         13,097            FHLMC Series L Class 5, 7.90%, 05/01/01                          13,481
        100,000            FHLMC 1504 B, 7.00%, 12/15/22                                    98,312
         11,282            FHLMC 91 Series 188 Class F, 7.50%, 05/15/20                     11,254
        150,000            FNMA G92-60 C, 7.00%, 02/25/21                                  152,216
         94,872            FNMA G93-9 D, 6.00%, 04/25/13                                    94,550
         50,000            FNMA 1991-137 G, 8.30%, 06/25/20                                 50,538
         60,000            FNMA 1991-174 K, 7.00%, 04/25/06                                 60,506
         12,356            Green Tree, 5.20%, 10/15/18                                      12,352
         63,725            Housing Securities, Inc 1993-C C3, P/O, 9.06%, 05/25/08**        48,244
         56,502            Housing Securities, Inc 1993-E E-14, P/O, 10.27%, 09/25/08**     42,427
         35,653            Residential Funding Mtg. Sec I, Series 1993-S7,
                                        Class A6, 7.15%, 02/25/08                           35,757
         19,149            Resolution Trust Corp. Series 1992-17 Class A1,
                                        Variable Rate, 8.87%,12/25/20*                      19,147
        258,548            Salomon Mortgage Sec. VII 1995-1, P/O, 10.54%, 06/01/22**       180,146
         37,000            Standard Credit Card Master Tr., 1995-6 A, 6.75%, 06/07/00       37,200
                                                                                        ----------
                                                                                           916,869
                                                                                        ----------
FHLMC Mortgage-Backed Pools (0.26%)
         16,148            FHLMC #C00126, 8.50%, 06/01/22                                   16,843
                                                                                        ----------
FNMA Mortgage-Backed Pools (3.15%)
        200,000            FNMA #251286, 7.00%, 10/01/27                                   200,562
                                                                                        ----------
GNMA Mortgage-Backed Pools (16.60%)
         28,945            GNMA #315929, 9.00%, 06/15/22                                    30,871
         49,554            GNMA #341681, 8.50%, 01/15/23                                    51,809
         44,143            GNMA #354189, 7.50%, 05/01/23                                    45,106
         87,267            GNMA #359600, 7.50%, 07/15/23                                    89,156
        239,210            GNMA #376218, 7.50%, 08/15/25                                   244,540
        186,264            GNMA #385300, 8.00%, 10/15/24                                   193,093
        195,618            GNMA #410049, 8.00%, 07/15/25                                   202,805
        200,000            GNMA #412334, 7.00%, 10/15/27                                   201,062
                                                                                        ----------
                                                                                         1,058,442
                                                                                        ----------
                           Total Mortgage-Backed Securities                              2,192,716
                           (Cost $2,175,145)                                            ----------

CASH EQUIVALENTS (6.74%)
Commercial Paper (6.73%)
        100,000            Emerson Electric Commercial Paper, 11/03/97                      99,969
        329,000            Merrill Lynch Commercial Paper, 11/03/97                        328,896
                                                                                        ----------
                                                                                           428,865
                                                                                        ----------
Money Market Mutual Funds (0.01%)
            688            Norwest Cash  Investment Fund, 5.27%                                688
                                                                                        ----------
                           Total Cash Equivalents                                          429,553
                           (Cost $429,485)                                              ----------

 TOTAL INVESTMENTS IN SECURITIES (104.69%)
                           (Cost $6,521,101)                                             6,673,102
                                                                                        ----------
                           Other Assets and Liabilities, Net (-4.69%)                     (298,681)
                                                                                        ----------

                           NET ASSETS 100.0%                                            $6,374,421
                                                                                        ==========

*Denotes a floating rate investment with interest rate as of OCtober 31, 1997. **Interest presented for zero coupon bond equates effective yield at date of purchase.

Based on the cost of investment of $6,521,101 for federal income tax purposes at October 31, 1997, the aggregate goss unrealized appreciation was $183,372, the aggregate gross unrealized depreciation was $31,371, and the net unrealized appreciation was $152,001.

See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997



                                                        IMG CORE         IMG
                                                         STOCK           BOND
                                                       PORTFOLIO      PORTFOLIO
ASSETS:
Investment in Securities at Value
 (Cost $10,921,815; and $6,521,101 respectively)      $12,545,997    $6,673,102
Dividends & Interest Receivable                            12,369       104,905
Other Assets                                                    0         1,255
                                                      -----------    ----------
Total Assets                                           12,558,366     6,779,262

LIABILITIES:
Investment Securities Purchased                                 0       400,000
Accrued Operating Expenses and Other Liabilities           11,249         4,841
                                                      -----------    ----------
Total Liabilities                                          11,249       404,841
                                                      -----------    ----------
NET ASSETS                                            $12,547,117    $6,374,421
                                                      ===========    ==========
ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of
  shares over amounts
  paid on redemption of shares                        $ 9,391,527    $6,155,671
Undistributed net realized gain                         1,502,566        31,217
Unrealized appreciation                                 1,624,182       152,001
Undistributed net investment Income                        28,842        35,532
                                                      -----------    ----------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $12,547,117    $6,374,421
                                                      ===========    ==========
PRICING OF ADVISOR SHARES
Net assets applicable to advisor shares outstanding   $   715,644    $        0
                                                      ===========    ==========
Shares outstanding, $.001 par value*                       58,954             0
                                                      ===========    ==========
Net asset value, offering price and redemption
price per Advisor Shares                              $    12.139    $    0.000
                                                      ===========    ==========
PRICING OF SELECT SHARES
Net assets applicable to select shares outstanding    $ 6,402,287    $3,000,295
                                                      ===========    ==========
Shares outstanding, $.001 par value*                      524,851       295,054
                                                      ===========    ==========
Net asset value, offering price and redemption
price per Select Shares                               $    12.198    $   10.169
                                                      ===========    ==========
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to select shares outstanding    $ 5,429,186    $3,374,126
                                                      ===========    ==========
Shares outstanding, $.001 par value*                      444,736       331,756
                                                      ===========    ==========
Net asset value, offering price and redemption
price per Institutional Shares                        $    12.208    $   10.171
                                                      ===========    ==========

* Shares outstanding reflect rounding to the nearest whole share.

See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE PERIOD ENDED OCTOBER 31, 1997



                                               IMG CORE             IMG
                                              STOCK FUND         BOND FUND
                                              PORTFOLIO          PORTFOLIO

INCOME:
   Interest Income                           $    8,181          $ 243,970
Dividend Income                                 133,720                  0
                                             ----------          ---------
Total Income                                    141,901            243,970
                                             ----------          ---------
EXPENSES:
   Advisory Fees-IMG                             33,894             10,351
   Administration Fee                            13,777              4,252
   Distribution Fee - Advisor                     1,324                  0
   Distribution Fee - Select                      4,916              2,405
   Fund Accounting/Custody Fee                    6,779              3,450
   Transfer Agent Fee                             3,390              1,726
   Other Expenses                                 6,779              3,450
                                             ----------          ---------
Total Expenses                                   70,859             25,633
                                             ----------          ---------
NET INVESTMENT INCOME                            71,042            218,336
                                             ----------          ---------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
   Net realized gain on Investments           1,283,762              3,616
   Net Change in Unrealized Appreciation        374,773            243,923
                                             ----------          ---------
NET GAIN ON INVESTMENTS                       1,658,535            247,539
                                             ----------          ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $1,729,577          $ 465,875
                                             ==========          =========





See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE PERIOD ENDED OCTOBER 31, 1997 AND 1996

                                                               IMG CORE                      IMG
                                                               STOCK FUND                  BOND FUND
                                                               PORTFOLIO                   PORTFOLIO
                                                           1997         1996            1997        1996
------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                              $   71,042   $   303,034     $  218,336   $  251,493
    Net Realized Gain (Loss) on Investments             1,283,762       729,676          3,616     ($45,666)
    Net Change in Unrealized Appreciation                 374,773      (440,747)       243,923      223,964
                                                       -----------------------------------------------------
Net Increase in Net Assets from Operations              1,729,577       591,963        465,875      429,791
                                                       -----------------------------------------------------
DISTRIBUTIONS:
    Dividend Distributions Paid
     Advisor Shares                                         5,175         9,258              0            0
     Select Shares                                         59,737       105,570        100,406      114,567
     Institutional Shares                                  77,705       151,805        121,670      136,931
    Capital Gain Distribution Paid
     Advisor Shares                                             0             0              0            0
     Select Shares                                              0             0              0            0
     Institutional Shares                                       0             0              0            0
                                                       -----------------------------------------------------
    Total Distributions                                   142,617       266,633        222,076      251,498
                                                       -----------------------------------------------------

CAPITAL SHARE TRANSACTIONS
    Sales-         Advisor Shares                          83,159             0              0            0
                   Select Shares                          343,225       287,728        138,471      318,564
                   Institutional Shares                   153,880       139,792        274,942      101,665
    Reinvestments- Advisor Shares                           5,175         9,258              0            0
                   Select Shares                           58,932       105,570         92,079      114,567
                   Institutional Shares                    72,048       147,433        112,189      118,066
    Exchanges-     Advisor Shares                               0             0              0            0
                   Select Shares                          141,057       (20,000)      (116,169)      20,000
                   Institutional Shares                  (103,323)            0         78,435            0
    Redemptions-   Advisor Shares                               0             0              0            0
                   Select Shares                         (587,516)     (510,906)      (426,787)    (218,728)
                   Institutional Shares                (2,730,435)     (168,361)    (1,582,806)    (552,450)
                                                       -----------------------------------------------------
Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (2,563,800)       (9,486)    (1,429,646)     (98,316)
                                                       -----------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (976,840)      315,844     (1,185,847)      79,977

NET ASSETS:
    Beginning of Period                                 13,523,957   14,340,080      7,560,268    8,004,572
                                                       ----------------------------------------------------
    End of Period                                      $12,547,117  $14,655,924     $6,374,421   $8,084,549
                                                       ====================================================
Undistributed net investment income at end of period   $    28,842  $   197,215     $   35,532   $   45,443
                                                       ====================================================




See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     IMG Mutual Funds, Inc. (the "Fund") was incorporated on November 16, 1994 and capitalized on May 1, 1995 with an initial $100,000 purchase of 5,000 shares of each series by the Investment Advisor. The Fund did not commence operations until July 7, 1995 when registration became effective under the 1933 Act. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in two series, each series representing a diversified portfolio with distinct investment objectives and policies. The IMG Core Stock Fund seeks long-term capital appreciation through a diversified portfolio of equity securities including common stock, convertible bonds, and preferred stock among others. The IMG Bond Fund seeks to obtain income by investing in a portfolio of fixed income securities, 75 percent of which at all times will be investment grade Fixed Income Securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

     At the close of business on July 7, 1995, IMG Mutual Funds, Inc., acquired the assets and assumed the identifiable liabilities of the IMG Private Investment Trusts (the "Trusts"). The net assets at the close of business on July 7, 1995, were $8,818,148 and $4,623,413 for the IMG Equity Trust and the IMG Income Trust respectively. In exchange for the Trusts, the Fund issued the following capital stock for $10 per share.
                                    SHARES ISSUED:
         PORTFOLIO                INVESTOR        SELECT       INSTITUTIONAL
         -------------------------------------------------------------------
         IMG Core Stock Fund     21,331.600     600,833.985     259,649.196
         IMG Bond Fund           12,639.557     231,990.759     217,711.043


     Unrealized appreciation on the day of exchange totaled $615,904 for the IMG Core Stock Fund and $177,267 for the IMG Bond Fund.

     The shares of each series are divided into Advisor, Select, and Institutional Shares. A fourth class, Investor Shares, ceased to be issued as of April 4, 1996. Advisor Shares are only available through Financial Services Firms. Select and Institutional Shares may be purchased directly. Investments in specific class levels are based upon minimum investment requirements. Shares will automatically convert to the next class level upon attainment of the minimum investment requirement. Each class of shares has equal rights as to earnings, assets, and voting privileges except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are valued at the last sales price on the National Securities Exchange. Fixed income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed income securities in a portfolio having maturities of 60 days or less are valued by the amortized cost method.

     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

     DISTRIBUTION OF INCOME AND GAINS

     The Fund's dividend distribution policy provides for quarterly dividends for the IMG Bond Fund and semiannual dividends for IMG Core Stock Fund. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the funds. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distribtuions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

2.   TRANSACTIONS WITH AFFILIATES

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Investors Management Group (the "Advisor"), for management of the Fund's assets. The annual fees for such services are 0.50 percent of the average daily net assets of the IMG Core Stock Fund and 0.30 percent of the average daily net assets of the IMG Bond Fund. Organization costs were borne by the Advisor.

     The Fund has entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services will range from 0.10 percent to
     0.25 percent of average daily net assets, depending on the type of shares owned.

     IMG will also act as fund accountant, transfer agent, and dividend paying agent for the Funds, and maintain shareholder records. Fees for such services will total 0.15 percent of average daily net assets.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc. (the "Distributor") for the marketing and distribution of the shares of the Fund. The fees for such services for the IMG Core Stock Fund are 0.40 percent and 0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. Fees paid by the IMG Bond Fund amount to 0.25 percent and
     0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. The Fund pays no distribution fees in relation to the Institutional Shares outstanding.


3.   INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term securities) for the period May 1, 1997 through October 31, 1997, are as follows:

                                        IMG CORE               IMG BOND
                                    STOCK PORTFOLIO           PORTFOLIO
                                    ---------------           ---------
         Purchases                      $7,227,469            1,482,235
         Proceeds from sales            $9,935,664            3,003,732

4.   CAPITAL SHARE TRANSACTIONS

     SHARE ACTIVITY
     The following table summarizes the activity in each class of capital share of the Funds:

                                                           IMG Core                   IMG
                                                          Stock Fund               Bond Fund
                                                        1997      1996            1997      1996
  ADVISOR SHARES
  For the years ended October 31, 1997 and 1996:
  Shares sold                                           6,767            0           0          0
  Shares issued in reinvestment of dividends              438          821           0          0
  Share class exchanges                                     0            0           0          0
  Shares redeemed                                           0            0           0          0
                                                     ---------------------------------------------
  Net increase from capital share transactions          7,205          821           0          0
                                                     =============================================

  SELECT SHARES
  For the years ended October 31, 1997 and 1996:
  Shares sold                                          28,867       42,864      13,886     33,895
  Shares issued in reinvestment of dividends            4,978        9,349       9,247      3,739
  Share class exchanges                                10,598       (1,776)    (11,506)         0
  Shares redeemed                                     (48,400)     (61,592)    (42,416)   (26,879)
                                                     ---------------------------------------------
  Net increase from capital share transactions         (3,957)     (11,155)    (30,789)    10,755
                                                     =============================================

  INSTITUTIONAL SHARES
  For the years ended October 31, 1997 and 1996:
  Shares sold                                          12,552       28,792      27,507     67,894
  Shares issued in reinvestment of dividends            6,086       13,060      26,609      4,538
  Share class exchanges                                (7,549)           0      (7,561)         0
  Shares redeemed                                    (225,592)     (31,942)   (158,593)    (2,000)
                                                     ---------------------------------------------
  Net increase from capital share transactions       (214,503)       9,910    (112,038)    70,432
                                                     =============================================

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Advisor Share of Capital Stock of the Fund outstanding for the entire period.

                                                 IMG CORE                                  IMG
                                                STOCK FUND                              BOND FUND
                                        1997       1996        1995           1997       1996      1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD*            $   10.873  $  11.341    $   0.000      $   0.000  $  0.000   $  0.000
                                   -----------------------------------------------------------------------
   Net Investment Income                0.045      0.218        0.000          0.000     0.000      0.000
   Net Realized and Unrealized Gains
     on Investments                     1.321      0.227        0.000          0.000     0.000      0.000
                                   -----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        1.366      0.445        0.000          0.000     0.000      0.000
                                   -----------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income              0.100      0.000        0.000          0.000     0.000      0.000
   Distributions from
     Net Realized Gains                 0.000      0.200        0.000          0.000     0.000      0.000
                                   -----------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     0.100      0.200        0.000          0.000     0.000      0.000
                                   -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $   12.139  $  11.586    $   0.000      $   0.000  $  0.000   $  0.000
                                   =======================================================================

   Total Return                        12.59%      3.97%        0.00%          0.00%     0.00%      0.00%
   Net Assets, End of Period       $  715,644  $ 545,851    $       0      $       0  $      0   $      0
   Ratio of Expenses
     to Average Net Assets              1.40%      1.35%        0.00%          0.00%     0.00%      0.00%
   Ratio of Net Investment Income
     to Average Net Assets              0.61%      3.84%        0.00%          0.00%     0.00%      0.00%
   Portfolio Turnover Rate             55.90%     18.77%        0.00%          0.00%     0.00%      0.00%
   Average Commission Paid
     to Broker                     $    .0608  $   .1005




*Advisor Shares were first issued on April 5, 1996. Investor Shares were converted to Advisor Shares at their net asset value as of the close of business on April 4, 1996.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Investor Share of Capital Stock of the Fund outstanding for the entire period.

                                                 IMG CORE                                IMG
                                                STOCK FUND                            BOND FUND
                                        1997       1996        1995*          1997       1996      1995*
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    0.000  $   0.000    $  10.000      $   0.000  $  0.000   $ 10.000
                                   -----------------------------------------------------------------------
   Net Investment Income                0.000      0.000        0.048          0.000     0.000      0.213
   Net Realized and Unrealized Gains
     on Investments                     0.000      0.000        0.694          0.000     0.000      0.047
                                   -----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        0.000      0.000        0.742          0.000     0.000      0.260
                                   -----------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income              0.000      0.000        0.000          0.000     0.000      0.149
   Distributions from
     Net Realized Gains                 0.000      0.000        0.000          0.000     0.000      0.000
                                   -----------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     0.000      0.000        0.000          0.000     0.000      0.149
                                   -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD**   $    0.000  $   0.000    $  10.742      $   0.000  $  0.000   $ 10.111
                                   =======================================================================

   Total Return                         0.00%      0.00%        7.42%          0.00%     0.00%      2.62%
   Net Assets, End of Period       $        0  $       0    $ 724,594      $       0  $      0   $130,714
   Ratio of Expenses
     to Average Net Assets              0.00%      0.00%        1.35%          0.00%     0.00%      1.00%
   Ratio of Net Investment Income
     to Average Net Assets              0.00%      0.00%        5.34%          0.00%     0.00%      6.56%
   Portfolio Turnover Rate              0.00%      0.00%        7.21%          0.00%     0.00%     10.82%
   Average Commission Paid
     to Broker                                               $  .0940



  *  From inception of the Fund July 7, 1995
**Investor Shares were converted to Advisor and Select Shares on April 5, 1996 at which time Investor Shares ceased to be issued.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                IMG CORE                                  IMG
                                                STOCK FUND                             BOND FUND
                                        1997       1996        1995*          1997       1996      1995
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $   10.905  $   11.359   $   10.000    $    9.822 $    9.782  $   10.000
                                   ------------------------------------------------------------------------
   Net Investment Income                0.055       0.244        0.088         0.332      0.308       0.213
   Net Realized and Unrealized Gains
     on Investments                     1.351       0.216        0.662         0.340      0.222       0.054
                                   ------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        1.406       0.460        0.750         0.671      0.530       0.267
                                   ------------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income              0.113       0.203        0.000         0.325      0.309       0.154
   Distributions from
     Net Realized Gains                 0.000       0.000        0.000         0.000      0.000       0.000
                                   ------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     0.113       0.203        0.000         0.325      0.309       0.154
                                   ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $   12.198  $   11.616   $   10.750    $   10.169 $   10.003  $   10.113
                                   ========================================================================

   Total Return                        12.93%       4.10%        7.50%         6.93%      5.52%       7.50%
   Net Assets, End of Period       $6,402,287  $6,340,774   $7,043,735    $3,000,295 $3,968,829  $2,470,119
   Ratio of Expenses
     to Average Net Assets              1.15%       1.11%        1.10%         0.85%      0.81%       0.81%
   Ratio of Net Investment Income
     to Average Net Assets              0.88%       4.09%        2.85%         6.23%      6.15%       6.71%
   Portfolio Turnover Rate             55.90%      18.77%        7.21%        23.29%     29.62%      10.82%
   Average Commission Paid
     to Broker                      $   .0608  $    .1005   $    .0940





  *  From inception of the Fund July 7, 1995.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Institutional Share of Capital Stock of the Fund outstanding for the entire period.

                                                 IMG CORE                               IMG
                                                STOCK FUND                            BOND FUND
                                        1997       1996        1995*          1997       1996      1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $   10.913  $   11.371   $   10.000    $    9.824  $     9.785  $   10.000
                                   --------------------------------------------------------------------------
   Net Investment Income                0.078       0.242        0.099         0.335        0.320       0.212
   Net Realized and Unrealized Gains
     on Investments                     1.343       0.232        0.660         0.347        0.219       0.061
                                   --------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        1.421       0.474        0.759         0.682        0.539       0.273
                                   --------------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income              0.126       0.222        0.000         0.335        0.319       0.158
   Distributions from
     Net Realized Gains                 0.000       0.000        0.000         0.000        0.000       0.000
                                   --------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     0.126       0.222        0.000         0.335        0.319       0.158
                                   --------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD     $   12.208  $   11.616   $   10.750    $   10.171  $    10.003  $   10.115
                                   ==========================================================================

   Total Return                        13.06%       4.23%        7.59%         7.04%        5.63%       2.76%
   Net Assets, End of Period       $5,429,186  $7,769,299   $4,516,123    $3,374,126   $4,115,729  $2,934,939
   Ratio of Expenses
     to Average Net Assets              0.90%      0.86%         0.85%         0.65%        0.61%       0.60%
   Ratio of Net Investment Income
     to Average Net Assets              1.26%      4.43%         3.11%         6.42%        6.35%       6.83%
   Portfolio Turnover Rate             55.90%     18.77%         7.21%        23.29%       29.62%      10.82%
   Average Commission Paid
     to Broker                     $   .0608  $    .1005   $     .0940





  *  From inception of the Fund July 7, 1995.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.